XAI Octagon Floating Rate & Alternative Income Term Trust (NYSE: XFLT) (the “Trust”) entered into an Amendment dated February 23, 2032 (the “Amendment”) between the Trust, Eagle Point Credit Management LLC and the purchasers named therein (the “Purchasers”) to the Purchase Agreement between the Trust and the Purchasers dated June 28, 2022 (the “Convertible Preferred Shares Purchase Agreement”), in connection with the issuance and sale of 400,000 shares of the Trust’s 6.00% Series 2029 Convertible Preferred Shares, liquidation preference of $25.00 (the “Convertible Preferred Shares”).

The Amendment extended the date by which the Trust may sell to the Purchasers the all of the Convertible Preferred Shares from June 30, 2023 to December 31, 2023. The Amendment also amended the amount the Trust would pay to the Purchasers in the event the Trust does not elect to sell to the Purchasers all of the Convertible Preferred Shares from an amount equal to $0.50 per unissued Convertible Preferred Share to an amount equal to $0.75 per unissued Convertible Preferred Share. The Amendment updated the limitation on sale of common shares such that the Purchasers have agreed not to sell in any day, the greater of (i) 20% of the average daily trading volume of the Common Shares over the twenty (20) Trading Days immediate preceding such day and (ii) 20% of the current Trading Day’s trading volume of the Common Shares.

The foregoing description of the Convertible Preferred Shares does not purport to be complete and is qualified in its entirety by reference to the full text of the Statement of Preferences of Convertible Preferred Shares.